FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 18, 2004

Flag Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	000-24532	58-209417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Piedmont Road, Suite 550, Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 760-7700

(Former name or former address, if changed since last report)

Item 2.02.      Results of Operation and Financial Condition

 On October 18, 2004, Flag Financial Corporation issued a press release reporting its third quarter 2004 results of operations. A copy of the press release is attached as an exhibit to this report.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

No.	Description

99.1	Press Release dated October 18, 2004.

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2004	FLAG FINANCIAL CORPORATION

By:	/s/ J. Daniel Speight
J. Daniel Speight
Vice Chairman, Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description
99.1	Press Release dated October 18, 2004.